Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets

Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets

Business Acquisitions and Dispositions. Our investments in businesses in 2011, 2010 and 2009 totaled $372 million (including debt assumed of $15 million), $2.8 billion (including debt assumed of $39 million) and $703 million, respectively.

Our 2011 investments consisted of a number of smaller acquisitions in both the aerospace and commercial businesses. As a result of Sikorsky's contribution of a business into a new venture in the United Arab Emirates, we recognized a gain of approximately $73 million in the second quarter of 2011.

In November 2011, Carrier formed a venture controlled by Midea Group of China (Midea) for the manufacture and distribution of heating, ventilating, and air-conditioning (HVAC) products in Brazil, Argentina, and Chile. The venture is comprised of Carrier's existing HVAC operations in the three countries and Midea's distribution entity. Midea owns 51% of the venture and Carrier 49%. This joint venture strengthens Carrier's global strategic relationship with Midea and expands the manufacturing and distribution of residential and light commercial HVAC systems in Brazil, Argentina, and Chile. Carrier recognized a gain of approximately $80 million in 2011 as a result of this transaction.

On October 12, 2011, Pratt & Whitney and Rolls-Royce plc (Rolls-Royce), a participant in the IAE collaboration, announced an agreement to restructure their interests in IAE. Under the terms of the agreement, Rolls-Royce will sell its interests in IAE and license its V2500 intellectual property in IAE to Pratt & Whitney for $1.5 billion plus an agreed payment contingent on each hour flown by V2500-powered aircraft in service at the closing date during the fifteen year period following closing of the transaction. Consummation of this restructuring is subject to regulatory approvals and other closing conditions. The acquisition of the additional interests in IAE will give Pratt & Whitney a controlling interest with approximately 66% ownership. Upon closing, we anticipate Pratt & Whitney will begin consolidating IAE. The acquisition of the additional interests in IAE and the intellectual property licenses will be reflected as intangible assets and amortized in relation to the economic benefits received over the projected remaining life of the V2500 program.

Also, on October 12, 2011, Pratt & Whitney and Rolls-Royce announced an agreement to form a new joint venture, in which each will hold an equal share, to develop new engines to power the next generation of 120 to 230 passenger mid-size aircraft that will replace the existing fleet of mid-size aircraft currently in service or in development. With this new joint venture, Pratt & Whitney and Rolls-Royce will focus on high-bypass ratio geared turbofan technology as well as collaborate on future studies of next generation propulsion systems. Pursuant to the agreement, the formation of this new venture is subject to regulatory approvals and other closing conditions, including completion of the restructuring of the parties' interests in IAE. We expect the restructuring of the parties' interests in IAE to be completed in mid-2012. The closing of the new joint venture may take a substantially longer period of time to complete.

On September 21, 2011, we announced an agreement to acquire Goodrich Corporation (Goodrich), a global supplier of systems and services to the aerospace and defense industry with 2010 sales of $7 billion. Under the terms of the agreement, Goodrich shareholders will receive $127.50 in cash for each share of Goodrich common stock they own at the time of the closing of the transaction. This equates to a total estimated enterprise value of $18.4 billion, including $1.9 billion in net debt to be assumed. We expect to finance the total $16.5 billion to be paid to Goodrich shareholders at the closing of the acquisition through a combination of short and long term debt, equity issuance and cash. We intend to maintain our strong existing credit rating and minimize future share count dilution on earnings per share by targeting the equity component to comprise no more than 25% of the total financing (excluding the amount of Goodrich net debt to be assumed). We are also evaluating the potential disposition of a number of our non-core businesses to generate cash and minimize the level of future debt or equity issuances. The transaction is subject to customary closing conditions, including regulatory approvals and Goodrich shareholder approval. We expect that this acquisition will close in mid-2012. Goodrich products include aircraft nacelles and interior systems, actuation and landing systems, and electronic systems. Once the acquisition is complete, Goodrich and Hamilton Sundstrand will be combined to form a new segment named UTC Aerospace Systems. This segment and our Pratt & Whitney segment will be separately reportable segments although they will both be included within the UTC Propulsion & Aerospace Systems organizational structure. We expect the increased scale, financial strength and complementary products of the new combined business will strengthen our position in the aerospace and defense industry. Further, we expect that this acquisition will enhance our ability to support our customers with more integrated systems.

During 2011, we recorded other-than-temporary impairment charges totaling $66 million on an equity investment held by UTC Fire & Security, in order to write-down our investment to market value as of December 31, 2011. This impairment is recorded within “Other income, net” on our Consolidated Statement of Operations.

On March 1, 2010, we completed the acquisition of the GE Security business for approximately $1.8 billion, including debt assumed of $32 million. The GE Security business supplies security and fire safety technologies for commercial and residential applications through a broad product portfolio that includes fire detection and life safety systems, intrusion alarms, and video surveillance and access control systems. This business, which has been integrated into our UTC Fire & Security segment, enhanced UTC Fire & Security's geographic diversity through GE Security's strong North American presence, while increasing total product and technology offerings. In connection with the acquisition of GE Security, we recorded approximately $600 million of identifiable intangible assets and $1.1 billion of goodwill. The goodwill recorded reflects synergies expected to be realized through the combination of GE Security's products, resources and management talent with those of the existing UTC Fire & Security business to enhance competitiveness, accelerate the development of certain product offerings, drive improved operational performance and secure additional service channels. Additionally, the combined business has provided the opportunity for significant improvements to the cost structure through the rationalization of general and administrative expenditures as well as research and development efforts.

During 2010, we completed the acquisition of Clipper Windpower Plc (Clipper), a publicly-held California-based wind turbine manufacturer. This investment is intended to expand our power generation portfolio and allow us to enter the wind power market by leveraging our expertise in blade technology, turbines and gearbox design. In the first half of 2010, we acquired a 49.9% equity stake in Clipper. In December 2010, we completed the acquisition of all the remaining shares of Clipper. The total cost of our investment in Clipper is approximately $385 million. In connection with this transaction, we recorded approximately $650 million of goodwill and identifiable intangible assets. Prior to the December 2010 purchase of the remaining shares of Clipper, we accounted for this investment under the equity method of accounting. During the quarter ended September 30, 2010, we recorded a $159 million other-than-temporary impairment charge on our investment in Clipper, in order to write-down our investment to market value as of September 30, 2010. This impairment is recorded within “Other income, net” on our Consolidated Statement of Operations. In December 2010, as a result of the acquisition of a controlling interest and the remaining shares of Clipper, we recorded a $21 million gain from the re-measurement to fair value of our previously held equity interest. The financial results of Clipper are included within the “Eliminations and other” category in the segment financial data in Note 18 to the Consolidated Financial Statements.

During 2010, we recorded approximately $86 million of asset impairment charges, for assets that have met the “held-for-sale” criteria, related to disposition activity within both Carrier and Hamilton Sundstrand.  These asset impairment charges are recorded within Cost of products sold on our Consolidated Statement of Operations.   The asset impairment charges consist of an approximately $58 million charge associated with Carrier's ongoing portfolio transformation to a higher returns business and an approximately $28 million charge at Hamilton Sundstrand related to the disposition of an aerospace business as part of Hamilton Sundstrand's efforts to implement low cost sourcing initiatives.

In August 2009, we completed the acquisition of the remaining 71% interest in GST Holdings Limited (GST), a fire alarm provider in China, for approximately $250 million bringing our total investment in GST to approximately $360 million. We recorded over $200 million of goodwill and approximately $100 million of identified intangible assets in connection with GST. With the acquisition of the remaining 71% of GST, UTC Fire & Security further strengthened its presence in the Chinese fire safety industry.

In July 2009, Carrier and Watsco, Inc. (Watsco) formed Carrier Enterprise, LLC, a joint venture to distribute Carrier, Bryant, Payne and Totaline residential and light commercial HVAC products in the U.S. sunbelt region and selected territories in the Caribbean and Latin America. As part of the transaction, Carrier contributed its distribution businesses located in these regions into the new venture. In consideration of its contribution, Carrier received approximately 3 million shares of common stock of Watsco and a 40% non-controlling interest in the new venture, which included a business contributed by Watsco. Watsco owns a 60% interest in the venture with options to purchase an additional 20% interest from Carrier in future years. Carrier recognized a gain of approximately $60 million in 2009 as a result of its contribution of the majority of its U.S. residential sales and distribution businesses in this new venture.

The assets and liabilities of acquired businesses are accounted for under the purchase method of accounting and recorded at their fair values at the dates of acquisition. The excess of the purchase price over the estimated fair values of the net assets acquired was recorded as an increase in goodwill of $432 million in 2011, $1.7 billion in 2010, and $630 million in 2009. The results of operations of acquired businesses have been included in the Consolidated Statement of Operations beginning as of the effective date of acquisition.

Goodwill. The changes in the carrying amount of goodwill, by segment, are as follows:

(Dollars in millions)	Balance as of January 1, 2011	Goodwill resulting from business combinations	Foreign currency translation and other	Balance as of December 31, 2011
Otis	$1,470	$62	$(16)	$1,516
Carrier	3,171	52	(121)	3,102
UTC Fire & Security	6,646	58	(48)	6,656
Pratt & Whitney	1,224	-	(1)	1,223
Hamilton Sundstrand	4,491	(8)	(8)	4,475
Sikorsky	330	24	(6)	348

Total Segments	17,332	188	(200)	17,320
Eliminations and other	389	244	(10)	623

Total	$17,721	$432	$(210)	$17,943

       For 2011, we recorded an additional $244 million of goodwill, reflected within “Eliminations and other” in the above table, related to the finalization of purchase accounting associated with the December 2010 acquisition of Clipper.

Intangible Assets. Identifiable intangible assets are comprised of the following:

	2011		2010
(Dollars in millions)	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Amortized:
Service portfolios	$2,036	$(1,060)	$1,950	$(942)
Patents and trademarks	463	(183)	441	(153)
Other, principally customer relationships	3,329	(1,429)	3,229	(1,222)

	5,828	(2,672)	5,620	(2,317)

Unamortized:
Trademarks and other	762	-	757	-

Total	$6,590	$(2,672)	$6,377	$(2,317)

Amortization of intangible assets in 2011 and 2010 was $398 million and $387 million, respectively. Amortization of these intangible assets for 2012 through 2016 is expected to approximate $325 million per year.